Sub-Item 77Q1(e)

                                AMENDMENT NO. 4

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

      This Amendment dated as of December 19, 2011, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc., (the "Adviser"), on behalf of AIM Sector Funds (Invesco Sector Funds), and each of Invesco Canada Ltd. (previously known as Invesco Trimark Ltd.), Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                              W I T N E S S E T H:

      WHEREAS, the Trust desires to amend the Agreement to remove the following series portfolios: Invesco Financial Services Fund, Invesco Mid Cap Value Fund, Invesco Small-Mid Special Value Fund, Invesco Special Value Fund, Invesco U.S. Small Cap Value Fund, Invesco U.S. Small/Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco Van Kampen Capital Growth Fund, Invesco Van Kampen Enterprise Fund, Invesco Van Kampen Technology Fund and Invesco Van Kampen Utility Fund;

      NOW, THEREFORE, the parties agree that;

      1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                      FUNDS

            Invesco Energy Fund
            Invesco Gold & Precious Metals Fund
            Invesco Leisure Fund
            Invesco Utilities Fund
            Invesco Technology Fund
            Invesco U.S. Mid Cap Value Fund
            Invesco Van Kampen American Value Fund
            Invesco Van Kampen Comstock Fund
            Invesco Van Kampen Mid Cap Growth Fund
            Invesco Van Kampen Small Cap Value Fund
            Invesco Van Kampen Value Opportunities Fund"

      2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                  INVESCO ADVISERS, INC.

                                  Adviser

                                  By:    /s/ John M. Zerr
                                         ---------------------------------------
                                  Name:  John M. Zerr
                                  Title: Senior Vice President

                                  INVESCO CANADA LTD.

                                  Sub-Adviser

                                  By:    /s/ Eric J. Adelson
                                         ---------------------------------------
                                  Name:  Eric J. Adelson
                                  Title: Senior Vice President and Secretary

                                  By:    /s/ Wayne Bolton
                                         ---------------------------------------
                                  Name:  Wayne Bolton
                                  Title: Vice President, Compliance & Chief
                                         Compliance Officer

                                  INVESCO ASSET MANAGEMENT
                                  DEUTSCHLAND GMBH

                                  Sub-Adviser

                                  By:    /s/ Jens Langewand
                                         ---------------------------------------
                                  Name:  Jens Langewand
                                  Title: Managing Director

                                  INVESCO ASSET MANAGEMENT LIMITED

                                  Sub-Adviser

                                  By:    /s/ Graeme Proudfoot
                                         ---------------------------------------
                                  Name:  Graeme J. Proudfoot
                                  Title: Director

                                  INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                  Sub-Adviser

                                  By:    /s/ Masakazu Hasegawa
                                         ---------------------------------------
                                  Name:  Masakasu Hasegawa
                                  Title: Managing Director

                                  INVESCO AUSTRALIA LIMITED

                                  Sub-Adviser

                                  By:    /s/ Nick Burrell / /s/ Mark Yesberg
                                         ---------------------------------------
                                  Name:  Nick Burrell / Mark Yesberg
                                  Title: Company Secretary  / Director

                                  INVESCO HONG KONG LIMITED

                                  Sub-Adviser

                                  By:    /s/ Anna Tong / /s/ Fanny Lee
                                         ---------------------------------------
                                  Name:  Anna Tong / Fanny Lee
                                  Title: Director / Director

                                  INVESCO SENIOR SECURED MANAGEMENT, INC.

                                  Sub-Adviser

                                  By:    s/ Jeffrey Kuper
                                         ---------------------------------------
                                  Name:  Jeffrey Kuper
                                  Title: Secretary & General Counsel

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